                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF
             REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 31, 2006

                                 TeamStaff, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)
                         COMMISSION FILE NUMBER: 0-18492

                            New Jersey                                                        22-1899798
  (State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

                                300 Atrium Drive
                               Somerset, NJ 08873
                               ------------------
              (Address and zip code of principal executive offices)
                                 (732) 748-1700
                                 --------------
              (Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry Into a Material Definitive Agreement

On May 25, 2006, TeamStaff and CompuPay, Inc. executed a material definitive agreement, effective May 31, 2006, for the sale of TeamStaff's payroll division,
DSi Payroll Services to CompuPay, Inc. for $9.0 million. The transaction closed on May 31, 2006. The general terms of the transaction are an all-cash sale for
$9,000,000, subject to an escrow of $250,000 for certain post-closing contingencies. The agreement is for the sale of substantially all of the assets of DSi Payroll Services, and also includes a transition agreement whereby
CompuPay will sublease certain office space at DSi's current location from
TeamStaff, Inc., among other standard agreements. There are also working capital requirements and further determinations that may result in a purchase price adjustment, which the Company expects to be immaterial. All matters relative to the transaction will be finally determined, and the transaction finally completed, on or about September 13, 2006. A copy of the form of Asset Purchase
Agreement and all Exhibits and Schedules thereto is attached as Exhibit 10.1 to this filing. A copy of the press release announcing the transaction as released on May 31, 2006 is attached as Exhibit 99.1 to this filing.

References in this filing to "TeamStaff" the "Company," "we," "us" and "our"
refer to TeamStaff, Inc. and its wholly owned subsidiaries. This Current Report on Form 8-K includes "forward-looking statements" as defined by the Federal
Securities Laws. Forward-looking statements are identified by words such as
"believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements included in this report involve known and unknown risks, uncertainties and other factors which could cause TeamStaff's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. We based these forward-looking statements on our current expectations and best estimates and projections about future events. Our actual results could differ materially from those discussed in, or implied by, these forward-looking statements. The following factors (among others) could cause our actual results to differ materially from those implied by the forward-looking statements in this Current Report on Form 8-K: our ability to continue to recruit qualified temporary and permanent healthcare professionals and administrative staff at reasonable costs; our ability to retain qualified temporary healthcare professionals and administrative staff for multiple assignments at reasonable costs; our ability to attract and retain sales and operational personnel; our ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks, physician practice groups and the United States government on terms attractive to us and to secure orders related to those contracts; our ability to demonstrate the value of our services to our healthcare and other facility clients; changes in the timing of hospital, healthcare facility clients', physician practice groups' and U.S.
Government orders for and our placement of temporary and permanent healthcare professionals and administrative staff; the general level of patient occupancy at our clients' facilities; the overall level of demand for services offered by temporary and permanent healthcare staffing providers; the variation in pricing of the healthcare facility contracts under which we place temporary and permanent healthcare professionals; our ability to successfully implement our strategic growth, acquisition and integration strategies; the potential adverse effects on our earnings of completed acquisitions; our ability to successfully integrate completed acquisitions into our current operations; our ability to manage growth effectively; our ability to leverage our cost structure; the performance of our management information and communication systems; the effect of existing or future government legislation and regulation; our ability to grow and operate our business in compliance with these legislation and regulations;
the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack;
our ability to carry out our business strategy; the loss of key officers, and management personnel that could adversely affect our ability to remain competitive; the effect of recognition by us of an impairment to goodwill; risks related to our revolving line of credit; risks associated with our health and worker's compensation claims experience; competition risks; the effect of adjustments by us to accruals for self-insured retentions and other general risks related to our business, industry and stock.. Other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are set forth in our Annual Report on Form 10-K for the year ended September 30, 2005, our 10-Q for the quarter ending December 31, 2005 and our other previously filed Current Reports on Form
8-K. We undertake no obligation to update the forward-looking statements in this filing.

Item 9.01: Financial Statements and Exhibits.

         (a) Financial Statements.

             None

         (b) Pro Forma Financial Information

             None

         (c) Shell Company Transactions

             None

         (d) Exhibits.

             10.1 Form of Asset Purchase Agreement, Exhibits and Schedules
             99.1 Press Release dated as of May 31, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         TeamStaff, Inc.

                                         By: /s/ James D. Houston
                                         -------------------------------------
                                         Name:  James D. Houston
                                         Title: Vice President of Business and
                                                Legal Affairs/General Counsel
                                         Date:  May 31, 2006